Exhibit 10.44

                               SUPPLY CONTRACTS

      Fortune America Trading Ltd.
      210 Rt. 4 East, Suite 304, Paramus, New Jersey 07652
      Tel: (201) 712-5550 * Fax: (201) 712-5518



TO:         US ANTIMONY CORP.

ATTN:       DAN DOUGHERTY / JOHN LAWRENCE

FROM:       G.L. ZHAO

DATE:       DECEMBER 14, 1999

SUB:        OUR S/C #99S-FATL-032
            480 MT ANTIMONY (40 MT MONTHLY)



WE ARE PLEASED TO CONFIRM TO HAVE SOLD TO YOU 480 MT OF 2ND GRADE
ANTIMONY METAL WITH 40 MT MONTHLY.  FOLLOWING PLEASE FIND OUR
S/C #99S-FATL-032, PLEASE COUNTERSIGN AND RETURN BACK TO OUR
OFFICE.

IF YOU HAVE ANY QUESTIONS PLEASE CALL.

BEST REGARDS,



/S/ G.L. ZHAO
-------------------------

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      Fortune America Trading Ltd.
      210 Rt. 4 East, Suite 304, Paramus, New Jersey 07652
      Tel: (201) 712-5550 * Fax: (201) 712-5518



*
                                SALES CONTRACT

Seller:     FORTUNE AMERICA TRADING LTD.       S/C#:  99S-FATL-032
            210 Rt. 4 East, Suite 304
            Paramus, NJ  07652                 Date:  December 14, 1999

Buyer:      United States Antimony Corporation
            P.O. Box 643
            Thompson Falls, Montana  59873-0643

The Seller agrees to sell and the Buyer agrees to buy the undermentioned goods on the terms and conditions as stipulated hereunder.



Product:    Antimony Metal

Quantity:   480 MT

Unit Price:       USD 1300/MT FOB Seattle Warehouse

Specs:      Sb 99.65% min; As 0.05% max; Pb 0.10% max; Se 50 ppm max;
            Hg 50 ppm max

Packing:    In Wooden Cases or Bundles of About 1 MT Net Each

Shipment:   40 MT Monthly from February 2000 - January 2001

Payment: By Wire Transfer 30 Days After Release from Warehouse OR If Paying By Check, We Must Receive Check 7 Days Prior to
Due Date


                                    5% more or less at Seller's option

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Documents:  The Seller shall present to the negotiating bank, clean on board Bill of Lading (or clean on board Bill of Lading for container transportation), Invoice, Quality Certificate, Survey
Report on Quantity/Weight when this contract is made on CIF basis.

Terms of Shipment (CIF and C&F)

1. The Seller shall provide the carrying vessel, partial shipments, transhipments and container transportation is/are allowed.

2. After loading is completed, the Seller shall notify the Buyer by cable, telex or facsimile of the content number, description of commodity, quantity, name of carrying vessel and date of shipment.

Quality/Quantity/Weight Discrepancy and Claims: In case the quality and/or quantity/weight are found by the Buyer to not be in conformity with the contract after arrival of the goods at the port of destination, the Buyer may lodge claim with the Seller supported by a survey report issued by an inspection organization agreed upon by both parties with the exception, however, of those claims for which the insurance company and/or the shipping company are to be held responsible. The Buyers should file claim for quality discrepancy within 30 days of arrival of the goods at the port of destination while the Buyer should file quantity/weight discrepancy claim within 15 days after arrival of the goods at the port of destination. The Seller shall within 30 days after receipt of the notification of the claim send a reply to the Buyer.

Force Majeure: In case of Force Majeure, the Seller shall not be held responsible for late delivery or non-delivery of the goods, but shall immediately notify the Buyer by cable, telex or facsimile. The Seller shall deliver to the Buyer by first class registered airmail, if so requested by the Buyer, documentary evidence of the accident issued by the competent authorities or Government Authorized Institutions in the origin of goods country.

Arbitration: All disputes in connection with this Contract or the execution thereof shall be settled through friendly negotiations between both parties. If no settlement can be reached the case shall then be submitted to the arbitration commission in the United States for settlement by arbitration in accordance with the commissions provisional rules of procedure. The award rendered by the commission shall be final and binding on both parties. The arbitration expenses shall be borne by the losing party unless otherwise awarded by the arbitration organization.

Seller:                             Buyer:
FORTUNE AMERICA TRADING LTD.        United States Antimony Corporation



/s/__________________________       /s/____________________________

      Fortune America Trading Ltd.
      210 Rt. 4 East, Suite 304, Paramus, New Jersey 07652
      Tel: (201) 712-5550 * Fax: (201) 712-5518



TO:         US ANTIMONY CORP.

ATTN:       JOHN LAWRENCE / DAN DOUGHERTY

FROM:       G.L. ZHAO

DATE:       MARCH 27, 2000

SUB:        720 MT ANTIMONY METAL
            OUR S/C # 2000P-FATL-004



FOLLOWING MY MEETING TODAY WITH MR. DAN DOUGHERTY, I AM PLEASED TO CONFIRM TO HAVE MADE A NEW CONTRACT WITH YOU FOR THE SALE OF 60 MT ANTIMONY, MONTHLY FROM APRIL 2000 - MARCH 2001.

FOLLOWING PLEASE FIND OUR SALES CONTRACT #2000P-FATL-004.  PLEASE
COUNTERSIGN THIS CONTRACT AND RETURN TO US FOR OUR FILES.

THANKS & REGARDS,

G.L. ZHAO

      Fortune America Trading Ltd.
      210 Rt. 4 East, Suite 304, Paramus, New Jersey 07652
      Tel: (201) 712-5550 * Fax: (201) 712-5518




                                SALES CONTRACT

Seller:     FORTUNE AMERICA TRADING LTD.       S/C #:  2000S-FATL-004
            210 Rt. 4 East, Suite 304
            Paramus, NJ  07652                 Date:  March 27, 2000

Buyer:      United States Antimony Corporation
            P.O. Box 643
            Thompson Falls, Montana  59873-0643

The Seller agrees to sell and the Buyer agrees to buy the undermentioned goods on the terms and conditions as stipulated hereunder.



Product:    Antimony Metal

Quantity:   720 MT

Unit Price:       Low LMB Price for Antimony Plus USD 85.00/MT, in
                  Warehouse Seattle
                  Price to Be Based on LMB 1 Month Prior to Release
                  Date

Specs: Sb 99.65% min; As 0.05% max; Pb 0.10% max; Se 50 ppm max; Hg 50 ppm max

Packing:    In Wooden Cases of About 1 MT Net Each

Shipment:   60 MT Monthly from April 2000 - March 2001

Payment: By Wire Transfer 30 Days After Release from Warehouse OR If Paying By Check, We Must Receive Check 7 Days Prior to Due Date


                                    5% more or less at Seller's option

Documents: The Seller shall present to the negotiating bank, clean on board Bill of Lading (or clean on board Bill of Lading for container transportation), Invoice, Quality Certificate, Survey Report on Quantity/Weight when this contract is made on CIF basis.

Terms of Shipment (CIF and C&F)

1. The Seller shall provide the carrying vessel, partial shipments, transhipments and container transportation is/are allowed.

2. After loading is completed, the Seller shall notify the Buyer by cable, telex or facsimile of the content number, description of commodity, quantity, name of carrying vessel and date of shipment.

Quality/Quantity/Weight Discrepancy and Claims: In case the quality and/or quantity/weight are found by the Buyer to not be in conformity with the contract after arrival of the goods at the port of destination, the Buyer may lodge claim with the Seller supported by a survey report issued by an inspection organization agreed upon by both parties with the exception, however, of those claims for which the insurance company and/or the shipping company are to be held responsible. The Buyers should file claim for quality discrepancy within 30 days of arrival of the goods at the port of destination while the Buyer should file quantity/weight discrepancy claim within 15 days after arrival of the goods at the port of destination. The Seller shall within 30 days after receipt of the notification of the claim send a reply to the Buyer.

Force Majeure: In case of Force Majeure, the Seller shall not be held responsible for late delivery or non-delivery of the goods, but shall immediately notify the Buyer by cable, telex or facsimile. The Seller shall deliver to the Buyer by first class registered airmail, if so requested by the Buyer, documentary evidence of the accident issued by the competent authorities or Government Authorized Institutions in the origin of goods country.

Arbitration: All disputes in connection with this Contract or the execution thereof shall be settled through friendly negotiations between both parties. If no settlement can be reached the case shall then be submitted to the arbitration commission in the United States for settlement by arbitration in accordance with the commissions provisional rules of procedure. The award rendered by the commission shall be final and binding on both parties. The arbitration expenses shall be borne by the losing party unless otherwise awarded by the arbitration organization.

Seller:                             Buyer:
FORTUNE AMERICA TRADING LTD.        United States Antimony Corporation



/s/__________________________       /s/__________________________

      Fortune America Trading Ltd.
      210 Rt. 4 East, Suite 304, Paramus, New Jersey 07652
      Tel: (201) 712-5550 * Fax: (201) 712-5518




TO:         UNITED STATES ANTIMONY CORP.

ATTN:       JOHN LAWRENCE

COPY:       DAN DOUGHERTY

FROM:       G.L. ZHAO / MICHELE SAMBOGNA

DATE:       AUGUST 16, 2000



AS PER YOUR CONVERSATION WITH MR. ZHAO THIS MORNING, WE HEREBY
AGREE TO THE FOLLOWING:

1. WE AGREE TO CHANGE THE UNIT PRICE OF OUR INVOICE # 2000I-FATL-026 FROM USD 1300/MT to USD 1385/MT. THIS ADDED $85.00 IS FOR THE SHIPPING COSTS FROM THE EAST COAST TO SEATTLE.

2. WE AGREE TO GIVE U.S. ANTIMONY ONE MORE CONTAINER FOR AUGUST. THE UNIT PRICE FOR THIS INVOICE WILL ALSO INCLUDE USD 85.00 FOR THE SHIPPING COSTS FROM THE EAST COAST TO SEATTLE.

3. AS SOON AS WE RECEIVE CONFIRMATION FOR OUR BANK THAT PAYMENT (FOR OUR NEXT INVOICE DUE) HAS BEEN RECEIVED IN OUR BANK, WE WILL
RELEASE THE NEXT CONTAINER (AS MENTIONED ABOVE).

KINDLY PLEASE COUNTERSIGN THIS AGREEMENT AND RETURN BACK TO OUR
OFFICE. BY SIGNING THIS AGREEMENT BOTH PARTIES AGREE TO ALL OF THE TERMS LISTED ABOVE.

BEST REGARDS,



/s/_____________________________         /s/____________________________
MICHELE SAMBOGNA                         JOHN LAWRENCE
FOR AND ON BEHALF OF                     FOR AND ON BEHALF OF
FORTUNE AMERICA TRADING LTD.             U.S. ANTIMONY CORP.

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                                     USAC
                         United States Antimony Corp.
                           1250 Prospect Creek Road
                           Thompson Falls, MT  59873
                   Phone (406) 827-3523  Fax (406) 827-3543


                            FACSIMILE TRANSMISSION



To:  G.L. Zhao                      Company:  Fortune America Trading


Fax:  201-712-5518                  Pages:  1


From:  Dan Dougherty                Date:  August 16, 2000


Re:  Metal Requirements             CC:  M. Sambogna, USAC - J.L.


__ Urgent               _X For Review          __ Please Comment
__ Please Reply         __ Please Recycle



Thank you for your assistance today with our metal needs. We look forward to your return to the U.S. on Monday and our conversation on Tuesday. We will review your metal commitment to supply two (2) containers per month at a fixed price for Kohler and five (5) containers per month based on a formula.

We appreciate the difficulties in the metal supply and we look forward to working with you in our partnership for future business.

Regards,



/s/ Daniel T. Dougherty
-------------------------

      Fortune America Trading Ltd.
      210 Rt. 4 East, Suite 304, Paramus, New Jersey 07652
      Tel: (201) 712-5550 * Fax: (201) 712-5518




TO:         UNITED STATES ANTIMONY CORP.

ATTN:       JOHN LAWRENCE

COPY:       DAN DOUGHERTY

FROM:       G.L. ZHAO / MICHELE SAMBOGNA

DATE:       AUGUST 22, 2000


AS PER OUR CONVERSATION A MOMENT AGO, WE BOTH AGREED ON THE
FOLLOWING:

1. WE BOTH UNDERSTAND THE DIFFICULTY IN GETTING ANY MATERIAL FROM CHINA, REGARDLESS OF PRICE. WE VERBALLY AGREED THAT IN THE CASE THAT FORTUNE AMERICA TRADING HAS ANY EXTRA MATERIAL WE CAN OFFER THIS TO U.S. ANTIMONY AS AN ADDITION TO THE ALREADY CONTRACTED 60
MT MONTHLY. AT THIS MOMENT IT IS ALMOST IMPOSSIBLE TO GET ANY MATERIAL FROM CHINA AND WE CAN NOT FORSEE GETTING ANY MORE THAN THE CONTRACT 5 CONTAINERS (INCLUDING KHOLAR) FOR AUGUST, SEPTEMBER AND OCTOBER. WE PROMISE THAT WE WILL TRY OUR BEST TO EVEN GET THIS CONTRACTED 5 CONTAINERS.

2. ALSO, WE BOTH UNDERSTAND THAT THE PRICE WHICH WE DELIVER TO YOU, ESPECIALLY THE KHOLAR BUSINESS IS KILLING OUR COMPANY. WE ARE LOSING A FEW HUNDRED PER MT FOR THE PAST FEW MONTHS AND WE WILL LOSE EVEN MORE IN THE MONTHS TO COME. JOHN, YOU UNDERSTAND THIS AND YOU AGREE TO DISCUSS THIS PRICE SITUATION WITHIN THE NEXT FEW DAYS.

3. U.S. ANTIMONY WISHES FOR US TO RELEASE ONE CONTAINER TODAY. WE WILL DISCUSS WITH OUR BANK WHETHER THIS IS POSSIBLE OR NOT AND WILL INFORM YOU OF THE RESULTS. AS WE DISCUSSED, THE TOTAL 5 CONTAINERS HAVE ALREADY BEEN FULFILLED FOR AUGUST AND THIS RELEASE WILL BE UNDER OUR SEPTEMBER QUOTA. AS FOR THE PRICING, WE WILL WAIT TO MAKE OUR INVOICE UNTIL AFTER OUR NEXT DISCUSSION.


BEST REGARDS,



/s/____________________________          /s/____________________________
MICHELE SAMBOGNA                         JOHN LAWRENCE
FOR AND ON BEHALF OF                     FOR AND ON BEHALF OF
FORTUNE AMERICA TRADING LTD.             U.S. ANTIMONY CORP.

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